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                               EXCHANGE AGREEMENT


     This EXCHANGE AGREEMENT, dated as of December 31, 1998, by and among IAT Multimedia, Inc., a Delaware corporation (the "Company"), JNC Opportunity Fund Ltd., a Cayman Islands corporation ("Opportunity"), and JNC Strategic Fund Ltd., a Cayman Islands corporation ("Strategic"). Opportunity and Strategic are collectively referred to herein as the "Purchasers."

     WHEREAS, the Company and the Purchasers are parties to a Securities Purchase Agreement, dated as of June 19, 1998 (the "Purchase Agreement"), pursuant to which, among other things, for a purchase price of $2,000,000, the Company issued and sold to Strategic 198,255 shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"); and

     WHEREAS, the Company and Strategic have agreed to exchange (the "Exchange") the Shares for 2,000 shares of the Company's to be created Series B Convertible Preferred Stock, par value $.01 per share with a stated value of $1,000 per share (the "Preferred Stock"), which shares shall be convertible into shares of Common Stock and which have the rights, preferences and privileges set forth in the Certificate of Designation of the Company in the form attached hereto as Exhibit A, which the Company will file with the Delaware Secretary of State as soon as practicable after the execution of this Exchange Agreement (the "Certificate of Designation").

     NOW THEREFORE, in consideration of the mutual covenants contained in this Exchange Agreement and for other good and valuable consideration the receipt and adequacy are hereby acknowledged, the Company and Purchasers, intending to be legally bound, agree as follows:

     Capitalized terms used but not defined herein that are defined in the Purchase Agreement shall have the respective meaning ascribed to them in the Purchase Agreement.

     1. Exchange. Upon receipt of evidence satisfactory to Strategic of the acceptance for filing of the Certificate of Designation by the Delaware Secretary of State (the date of such receipt, the "Exchange Date"), the Company will deliver to Strategic stock certificates representing an aggregate of 2,000 shares of the Preferred Stock, registered in the name of Strategic (collectively, the "Preferred Shares"), and Strategic shall deliver to the Company the original stock certificate evidencing its ownership of the Shares, together with a completed stock power therefor.

     2. Registration. No later than January 10, 1999, the Company shall prepare and file with the Commission a supplement (the "Supplement") to the Company's effective Registration Statement on Form S-3 (Registration No. 333-64111) (the "Registration Statement") in order to provide that the Registration Statement covers resales by Strategic of the shares of Common Stock issuable to Strategic upon conversion of the Preferred Shares. The Company will provide Strategic with a copy of the proposed Supplement no less than one (1) Business Day prior to the filing thereof with the Commission.


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     3. Purchase Agreement and Registration Rights Agreement. The Purchase
Agreement and the Registration Rights Agreement shall be deemed amended to the extent required to provide for the Exchange. The term "Common Shares" in the Registration Rights Agreement shall hereafter refer to the shares of Common Stock issuable upon conversion of the Preferred Shares. Other than as expressly amended hereby, the Purchase Agreement and the Registration Rights Agreement are not amended and remain in full force and effect. The provisions of Section 3.1 of the Purchase Agreement shall apply with respect to the Preferred Shares.

     4. Representation and Warranties of the Company.

     The Company hereby represents and warrants as follows:

     (a) The execution, delivery and performance by the Company of this Exchange Agreement and the consummation of the transactions contemplated hereby (i) are within the power of Company and (ii) have been duly authorized by all necessary actions on the part of Company. Upon issuance, the Preferred Shares shall have been duly authorized and issued and the Common Stock issuable upon conversion thereof will be validly issued, fully paid and non-assessable, free and clear of all Liens.

     (b) This Exchange Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of Company, enforceable against the Company in accordance with its terms.

     (c) The execution, delivery and performance of this Exchange Agreement by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not conflict or violate any provision of its certificate of incorporation, bylaws or other charter documents of the Company, each as amended through the date hereof.

     (d) The Company has paid no commission or other remuneration directly or indirectly to any person for soliciting the Exchange.

     5. Representation and Warranties of Strategic. Strategic hereby reaffirms the representations and warranties given by it in Section 2.2 of the Purchase Agreement and further represents and warrants as follows:

     (a) The execution, delivery and performance by Strategic of this Exchange Agreement and the consummation of the transactions contemplated hereby (i) are within the power of Strategic, (ii) do not violate the charter or offering documents of Strategic, and (iii) have been duly authorized by all necessary actions on the part of Strategic.

     (b) This Exchange Agreement has been duly executed and delivered by Strategic and constitutes a legal, valid and binding obligation of Strategic, enforceable against Strategic in accordance with its terms.


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     6. Indemnification. Strategic shall indemnify and hold harmless the
Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as defined in the Registration Rights Agreement) based upon or arising out of any misrepresentation or breach of any representation or warranty made by Strategic in this Agreement. To the extent that the foregoing undertaking by Strategic is found unenforceable for any reason, Strategic shall make the maximum contribution to the payment and satisfaction of such undertaking which is permissible under applicable law.

     7. Governing Law. This Exchange Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of laws thereof. Each of the Company and the Purchasers hereby irrevocably submit to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. Each of the Company and the Purchasers hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     8. Execution. This Exchange Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.


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     IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.


                      IAT MULTIMEDIA, INC.


                      By: /s/ Klaus Grissemann
                         --------------------------------------------
                         Name:
                         Title:



                      JNC STRATEGIC FUND LTD.


                      By:  Encore Capital Management, L.L.C., its
                              Investment Advisor


                      By: /s/ Neil T. Chau
                          --------------------------------------------
                             Neil T. Chau, Managing Member


                      JNC OPPORTUNITY FUND LTD. (solely to agree, consent and acknowledge the amendment to the Purchase Agreement and Registration Rights Agreement resulting from the execution of this Exchange Agreement.)


                      By:  Encore Capital Management, L.L.C., its
                              Investment Advisor


                      By: /s/ Neil T. Chau
                          -------------------------------------------
                              Neil T. Chau, Managing Member

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